SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 17, 2006
STANDARD MANAGEMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Indiana	0-20882	35-1773567

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana	46280

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(317) 574-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On August 17, 2006, Standard Management Corporation issued a press release reporting its financial results for the second quarter of fiscal 2006. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On August 17, 2006, Stephen M. Coons resigned as a director and officer of the Company. Mr. Coons’ resignation was not as a result of any disagreement with the Company. Rather Mr. Coons’ stated reason was his decision to retire.
     On August 17, 2006, Michael B. Edwards resigned as Chief Financial Officer of the Company.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     99.1       Press Release of Standard Management Corporation issued August 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION
Dated: August 21, 2006	By:	/s/ Ronald D. Hunter
		Name:	Ronald D. Hunter
		Title:	Chairman, CEO and President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Standard Management Corporation issued August 17, 2006.